Goodwill and Intangible Assets - Schedule of Estimated Future Amortization Expense of Intangible Assets Excluding Patents Currently in Process (Detail) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
2016		$ 116,096
2016-Remaining Period	$ 58,289
2017	101,423	100,808
2018	89,834	89,277
2019	78,177	77,696
2020	67,396	66,984
Thereafter	107,082	106,526
Total estimated amortization expense	$ 502,201	$ 557,387